SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MARCH 5, 2007
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                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


               0-27618                            16-0547600
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       (Commission File Number)        (IRS Employer Identification No.)


140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
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    (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On March 5, 2007, the registrant issued a press release announcing that Larco Industrial Services, Ltd, the Canadian subsidiary of the registrant's wholly owned subsidiary Crane Equipment & Service, Inc., was sold to Canadian Overhead Handling Inc. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER                      DESCRIPTION
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99.1                                Press Release dated March 5, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          COLUMBUS McKINNON CORPORATION


                          By:    /S/ KAREN L. HOWARD
                                 -----------------------------------------------
                          Name:  Karen L. Howard
                          Title: Vice President and Treasurer and Chief
                                 Financial Officer (Principal Financial Officer)


Dated:  MARCH 5, 2007
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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
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     99.1                           Press Release dated March 5, 2007